Exhibit 10.31

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE BORROWER RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE NOTE (CONCURRED IN BY LEGAL COUNSEL FOR THE BORROWER) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE BORROWER OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.



                           CONVERTIBLE PROMISSORY NOTE

Loan Amount: $100,000                                        Spokane, Washington
Interest Rate: 12%                                                  May 31, 2001

                  FOR VALUE RECEIVED, the undersigned, SVI Solutions, Inc., a Delaware corporation ("Borrower"), hereby promises to pay to the order of Koyah Community Partners, L.P. ("Lender"), at such places and times and under the terms and conditions set forth below, the amounts, including interest, set forth below.

         1. PRINCIPAL AMOUNT. Borrower hereby borrows from Lender and Lender hereby loans to Borrower the principal amount of One Hundred Thousand Dollars ($100,000), which principal amount shall incur interest and otherwise be subject to the terms and conditions set forth herein.

         2. PAYMENTS. The entire principal balance of this Promissory Note (this "Note"), together with all accrued but unpaid interest thereon, shall be due and payable on August 30, 2001 (the "Maturity Date"). The principal balance of this Note shall accrue interest at the rate of twelve percent (12%) per annum.

         3. PREPAYMENT. Borrower shall have the right to prepay the principal balance of this Note, in part or in full, together with all accrued but unpaid interest thereon, upon ten (10) days prior written notice to Lender.

         4. COLLECTION COSTS BORNE BY BORROWER. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in enforcing the terms of this Note in collecting this Note, including without limitation in any out-of-court workout, any court action, any appeal or any bankruptcy proceeding.

         5. LATE CHARGE. If any payment of principal or interest under this Note shall not be made within five (5) days after the due date, Borrower agrees to pay, in addition to the unpaid principal or interest, interest on such defaulted amount from the due date, up to the date of actual payment (after as well as before judgment) at a rate of five percent (5%) per annum above the rate which would have been payable under this Note or the maximum rate of interest permitted to be charged by applicable law, whichever is less.

         6. GOVERNING LAW. This Note shall be governed by and construed and interpreted in accordance with the law of the State of Washington, without regard to that state's conflict of laws principles. All disputes between the parties hereto, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in Spokane, Washington, and the courts to which an appeal therefrom may be taken. All parties hereto waive any objections to the location of the above referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non-conveniens. Notwithstanding the foregoing, any party obtaining any order or judgment in any of the above referenced courts may bring an action in a court in another jurisdiction in order to enforce such order or judgment.

         7. SUCCESSORS. This Note shall be binding upon Borrower and the permitted successors and assigns of Borrower. Nothing in this Note, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

         8. SEVERABILITY. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

         9. CONVERSION OF NOTE. At the option of Lender, the outstanding principal balance of this Note and all accrued but unpaid interest thereon, at any time prior to payment thereof, may be converted, in whole or in part, into duly authorized, fully paid and non-assessable shares of common stock, par value $.0001 per share, of the Company ("Common Stock") at a conversion price of $1.35 per share (subject to appropriate adjustment in the event of any stock splits, stock dividends or similar events). Lender may exercise such conversion right by providing written notice to Borrower. Such conversion shall be effective immediately upon giving such notice and as of such date Borrower shall be treated for all purposes as the holder of the shares issuable upon conversion. As soon as practicable after such conversion, Borrower, at its expense, shall cause to be issued in the name of and delivered to Lender a certificate or certificates for the number of shares to which Lender shall be entitled upon such conversion. No fractional shares shall be issued upon such conversion. If upon such conversion a fractional share results, the number of shares to be issued upon conversion shall be rounded to the next highest whole number.

         10. REPRESENTATIONS OF LENDER. By acceptance of this Note, Lender represents to Borrower that Lender is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and that this Note and any securities issuable upon any conversion thereof are being acquired for Lender's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution of the same, nor with any present intention of distributing or selling the same.

         11. NO SHAREHOLDER RIGHTS. This Note shall not entitle Lender to any voting rights or any other rights as a shareholder of Borrower until any conversion of this Note.

         12. WARRANT. As additional consideration for making the loans evidenced by this Note, Borrower shall issue to Lender a Warrant, in the form attached hereto as Exhibit A (the "Warrant"), to purchase two hundred fifty (250) shares of Common Stock for each one thousand dollars ($1,000) of original principal amount of this Note.

         13. REGISTRATION RIGHTS. As further additional consideration for making the loan(s) evidenced by this Note, Borrower hereby agrees that any shares of Common Stock issued upon any conversion of this Note or upon any exercise of the Warrant shall be entitled to the same registration rights contained in the Investor's Rights Agreement dated as of December 22, 2000 among Borrower and the Investors party thereto (the "Investor's Rights Agreement") and for all purposes shall be considered Registrable Securities (as defined in the Investor's Rights Agreement), except that the provisions of Section 1.3 of the Investor's Rights 13.Agreement shall not apply to such shares.

         14. CONDITIONS TO LOAN. As conditions to making the loan(s) to Borrower evidenced by this Note, (i) on the date hereof, Borrower shall obtain and deliver to Lender a subordination letter (the "Subordination Letter"), in form and substance acceptable to Lender in Lender's sole discretion, of Softline Limited, a South African corporation ("Softline"), to subordinate any and all debt owed to Softline by Borrower to the debt evidenced by this Note, (ii) on the date hereof, Borrower shall execute and deliver to Lender the 14. Warrant and (iii) within ten (10) business days after the date hereof, Borrower shall obtain and deliver to Lender a Subordination Agreement (the "Subordination Agreement"), in form and substance acceptable to Lender in its sole discretion, of Softline to more fully memorialize the full subordination of such debt owed to Softline by Borrower to the debt evidenced by this Note (it being understood that Lender already has provided Borrower the form of Subordination Agreement acceptable to Lender). Borrower hereby agrees to satisfy such conditions and that failure to satisfy any such conditions on or before the date specified above shall constitute a Default (as defined below) under this Note.

         15. AGREED TERMS FOR SOFTLINE/SSII TRANSACTION. Borrower has had discussions with Softline and Schmulik Stein International Investments Limited ("SSII") regarding a possible transaction involving (i) conversion of the debt owed to Softline by Borrower into shares of Common Stock and (ii) transfer by Softline to SSII of the shares of Common Stock resulting from such conversion and/or the shares of Common Stock already held by Softline. Borrower has informed Lender that Borrower is willing to engage in any such debt-equity conversion only on certain terms and Borrower desires to make certain agreements with Lender regarding the terms of such debt-equity conversion. Borrower hereby agrees not to engage in any such debt-equity conversion or similar transaction unless (x) SSII enters into an agreement with Borrower (for the benefit of Lender as well) containing (a) a "standstill" provision restricting SSII or any of its affiliates from acquiring any additional shares of Common Stock or other stock of Borrower for a period of twelve (12) months after such transfer from Softline and (b) a method of disposition provision restricting SSII or any of its affiliates from selling or otherwise disposing of any shares of Common Stock or other stock of Borrower held by them for a period of twelve (12) months after such transfer (and Borrower shall also use its best efforts to obtain SSII's agreement to a period of eighteen (18) months or longer) except on the American Stock Exchange or such other exchange as the Common Stock or other stock may then be listed, (y) such debt -equity conversion occurs at a conversion or similar transaction price of not less than $1.00 per share of Common Stock and
(2) the shares acquired by SSII will be "restricted securities" under Rule 144 under the Securities Act.

         16. DEFAULTS. Each of the following shall constitute a default under this Note (a "Default"):

                  (a) Failure by Borrower to make any payment due under this Note or under any other agreement with Lender, Koyah Leverage Partners, L.P. or Koyah Partners, L.P. (collectively, the "Affiliated Lenders") within five (5) days of its due date; failure by Borrower to satisfy the conditions set forth in
Section 14 on or before the date specified therein; or failure by Borrower to comply with the provisions of any other covenant, obligation or term of this Note or any other agreement with the Affiliated Lenders which shall unremedied for five (5) days after written notice from the Affiliated Lenders;

                  (b) Failure by Borrower to pay when due any other indebtedness or obligations in excess of two hundred thousand dollars ($200,000) which shall continue after the applicable grace period, if any, specified in the agreement relating to such indebtedness or obligation; failure by Borrower to comply with the provisions of any other covenant, obligation or term of any agreement relating to such indebtedness or obligation which shall continue after the applicable grace period, if any, specified in such agreement if the effect of such failure is to accelerate, or permit the acceleration of, the due date of such indebtedness or obligation; or any such indebtedness or obligation shall be declared to be due and payable, or required to be prepaid, prior to the stated maturity date thereof;

                  (c) Borrower makes an assignment for the benefit of creditors, files a petition in bankruptcy, is adjudicated insolvent or bankrupt, petitions to any court for a receiver or trustee for Borrower or any substantial part of its property, commences any proceeding relating to the arrangement, readjustment, reorganization or liquidation under any bankruptcy or similar laws; there is commenced against Borrower any such proceedings which remain undismissed for a period of thirty (30) days; or Borrower by any act indicates its consent or acquiesence in any such proceeding or the appointment of any such trustee or receiver;

                  (d) Occurrence of any extraordinary situation which gives Lender reasonable grounds to believe that Borrower will or may not be able to perform its obligations under this Note or any other agreement with the Affiliated Lenders; or

                  (e) The provisions of any covenant, agreement or term of the Subordination Letter or Subordination Agreement shall for any reason be invalidated or otherwise cease to be in full force and effect; the debt evidenced by this Note shall for any reason not have the seniority and priority contemplated by the provisions of the Subordination Letter or Subordination Agreement; Softline or Borrower shall fail to comply with the provisions of any covenant, obligation or term of the Subordination Letter or Subordination Agreement; or Softline shall revoke or repudiate or attempt to contest any of its obligations under the Subordination Letter or Subordination Agreement.

         17. ACCELERATION; NO EXCLUSIVE REMEDY. Upon written notice from Lender of a Default, Lender may declare, by written notice to Borrower, that all principal and accrued interest hereunder shall be immediately due and payable to Lender. Notwithstanding anything to the contrary herein, Lender shall be entitled to any and all remedies available to it in the event of a Default hereunder and Lender's pursuance of any particular remedy shall not preclude Lender from seeking any other remedies available to it at law or in equity.

         18. NOTICES. Any notice under this Note shall be given in writing and shall be addressed to the party to be notified at the address indicated below, or at such other address as such party may designate by written notice to the other party.

                  "Borrower"

                  SVI Solutions, Inc.
                  12707 Highbluff Drive, Suite 355
                  San Diego, CA 92130
                  Fax:  858-481-9703
                  Attention:  Kevin O'Neill

                  "Lender"

                  Koyah Community Partners, L.P.
                  c/o ICM Asset Management, Inc.
                  601 W. Main Avenue, Suite 600
                  Spokane, WA 99201
                  Fax:  509-444-4500
                  Attention:  Robert Law


         19. COSTS AND EXPENSES. Borrower shall pay the costs and expenses of legal counsel to the Affiliated Lenders (i) in connection with this Note, the Subordination Letter, the Subordination Agreement and the Warrant and the transactions contemplated hereby and thereby and (ii) in connection with the registration on Form S-3 contemplated by the Investor's Rights Agreement and Lender may withhold such costs and expenses or estimates thereof out of the proceeds of the loan to be disbursed to Borrower evidenced by this Note.

         20. MISCELLANEOUS.

                  (a) No delay or omission on the part of Lender in exercising any right under this Note shall operate as a waiver of such right or of any other right under this Note.

                  (b) Borrower hereby waives presentation for payment, demand, notice of demand and of dishonor and non-payment of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note.

                  (c) Any payment hereunder shall first be applied to any collections costs, then against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

                  (d) This Note, together with the Subordination Letter, the Subordination Agreement and the Warrant, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior discussions, negotiations, understandings or agreements of the parties with respect to such subject matter.

                  (e) All payments under this Note shall be made without set-off, deduction or counterclaim.

         ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its corporate name by its duly authorized officer and dated the day and year first above written.


                                                     SVI SOLUTIONS, INC.


                                                     By:______________________

                                                     Its:______________________

                                    EXHIBIT A

                                       TO

                           CONVERTIBLE PROMISSORY NOTE

                                 FORM OF WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                               SVI SOLUTIONS, INC.


June 14, 2001

No.  W-__

         This certifies that ____________________ (the "Holder") is entitled, subject to the terms and conditions of this Warrant, to purchase from SVI Solutions, Inc., a Delaware corporation (the "Company"), all or any part of an aggregate of _________ shares of the Company's authorized and unissued Common Stock, par value $.0001 (the "Warrant Stock"), at the Warrant Price (as defined herein), upon surrender of this Warrant at the principal offices of the Company, together with a duly executed subscription form in the form attached hereto as
Exhibit 1 and simultaneous payment of the Warrant Price for each share of Warrant Stock so purchased in lawful money of the United States, unless exercised in accordance with the provisions of Section 2.5 of this Warrant. The Holder may exercise the Warrant at any time after the date of this Warrant and prior to the third (3rd) anniversary of the date hereof (the "Expiration Date").

         This Warrant is issued pursuant to that certain Convertible Promissory Note dated as of June 14, 2001 (the "Promissory Note"), executed by the Company in favor of the Holder.

         1. DEFINITIONS. The following definitions shall apply for purposes of this Warrant:

                  1.1 "Acquisition" means any consolidation, merger or reorganization of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger or reorganization, own less than fifty percent of the Company's voting power immediately after such consolidation, merger or reorganization, or any transaction or series of related transactions to which the Company is a party in which in excess of fifty percent of the Company's voting power is transferred, excluding any consolidation, merger or reorganization effected exclusively to change the domicile of the Company.

                  1.2 "Asset Transfer" means a sale, lease or other disposition of all or substantially all of the assets of the Company.

                  1.3 "Company" means the "Company" as defined above and includes any corporation or other entity that succeeds to or assumes the obligations of the Company under this Warrant.

                  1.4 "Fair Market Value" of a share of Warrant Stock means (i) if the Common Stock is traded on a securities exchange, the average of the closing price each day over the thirty consecutive day period ending three days before the day the Fair Market Value of the securities is being determined, (ii) if the Common Stock is actively traded over-the counter, the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) each day over the thirty consecutive day period ending three days before the day the Fair Market Value of the securities is being determined, or (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, then the Fair Market Value determined by the Company's Board of Directors in good faith.

                  1.5 "Holder" means the "Holder" as defined above and includes any transferee who shall at the time be the registered holder of this Warrant.

                  1.6 "Warrant" means this Warrant and any warrant(s) delivered in substitution or exchange therefor, as provided herein.

                  1.7 "Warrant Price" means $1.50 per share of Warrant Stock. The Warrant Price is subject to adjustment as provided herein.

                  1.8 "Warrant Stock" means the Common Stock of the Company. The number and character of shares of Warrant Stock are subject to adjustment as provided herein and the term "Warrant Stock" shall include stock and other securities and property at any time receivable or issuable upon exercise of this Warrant in accordance with its terms.

         2. EXERCISE.

                  2.1 METHOD OF EXERCISE. Subject to the terms and conditions of this Warrant, the Holder may exercise the purchase rights represented by this Warrant in whole or in part, at any time or from time to time, on or after the date hereof and before the Expiration Date, by surrendering this Warrant at the principal offices of the Company, with the subscription form attached hereto duly executed by the Holder, and payment of an amount equal to the product obtained by multiplying (i) the number of shares of Warrant Stock so purchased by (ii) the Warrant Price, as specified in Section 2.2 below.

                  2.2 FORM OF PAYMENT. Except as provided in Section 2.5, payment may be made by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder, or (iv) any combination of the foregoing.

                  2.3 PARTIAL EXERCISE. Upon a partial exercise of this Warrant, this Warrant shall be surrendered by the Holder and replaced with a new Warrant or Warrants of like tenor for the balance of the shares of Warrant Stock purchasable under the Warrant surrendered upon such purchase. The Warrant or Warrants will be delivered to the Holder thereof within a reasonable time.

                  2.4 NO FRACTIONAL SHARES. No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay an amount equal to the such fraction multiplied by the Fair Market Value of a share of Warrant Stock.

                  2.5 NET EXERCISE ELECTION. The Holder may elect to convert all or a portion of this Warrant, without the payment by the Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:


                                   X = Y (A-B)
                                       -------
                                         A

where X = the number of shares of Warrant Stock to be issued to the Holder pursuant to this Section 2.5.

                  Y = the number of shares of Warrant Stock purchasable under this Warrant, or if only a portion of the Warrant is being exercised, the number of shares of Warrant Stock represented by the portion of the Warrant being exercised.

                  A = the Fair Market Value of one share of Warrant Stock as at the time the net exercise election is made pursuant to this
                  Section 2.5.

                  B = the Warrant Price.

         3. ISSUANCE OF STOCK. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As soon as practicable, but in any event no later than three days after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of whole shares of Warrant Stock issuable upon such exercise. The Company covenants and agrees that all shares of Warrant Stock that are issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder, free of all taxes, liens and charges with respect to the issue thereof and free and clear of any restrictions on transfer (other than under the Act and state securities laws).

         4. ADJUSTMENT PROVISIONS. The number and character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price for the Common Stock are subject to adjustment upon the occurrence of the following events between the date this Warrant is issued and the date it is exercised:

                  4.1 ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Warrant Price of this Warrant and the number of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities at the time issuable upon exercise of this Warrant) shall each be appropriately and proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Warrant Stock (or such other stock or securities).

                  4.2 ADJUSTMENT FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In case the Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Warrant Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1), or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

                  4.3 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER. In case of any reorganization of the Company (or of any other corporation or entity, the stock or other securities of which are at the time receivable on the exercise of this Warrant), after the date of this Warrant, or in case, after such date, the Company (or any such corporation or entity) shall consolidate with or merge into another corporation or entity or convey all or substantially all of its assets to another corporation or entity, then, and in each such case, the Holder, upon the exercise of this Warrant (as provided in Section 2), at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Warrant, and the successor or purchasing corporation or entity in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's or entity's obligations under this Warrant; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation, merger or conveyance.

                  4.4 NOTICE OF CERTAIN EVENTS AND ADJUSTMENTS. The Company shall give thirty days prior written notice of the record date fixed for any Acquisition, Asset Transfer or event referred to in Section 4.2 or 4.3. The Company shall promptly give written notice of each adjustment or readjustment of the Warrant Price or the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

                  4.5 NO CHANGE NECESSARY. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of shares of Warrant Stock issuable upon its exercise.

         5. NO RIGHTS OR LIABILITIES AS STOCKHOLDER. This Warrant does not by itself entitle the Holder to any voting rights or other rights as a stockholder of the Company. In the absence of affirmative action by the Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a stockholder of the Company for any purpose.

         6. ATTORNEYS' FEES. In the event any party is required to engage the services of any attorneys for the purpose of enforcing this Warrant, or any provision thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Warrant, including attorneys' fees.

         7. TRANSFER. This Warrant may be transferred or assigned by the Holder hereof in whole or in part, if, on the Company's reasonable request, the Holder provides an opinion of counsel reasonably satisfactory to the Company that such transfer does not require registration under the Act and the applicable state securities law, except that this Warrant may be transferred by a Holder which is a partnership or limited liability company to a partner, former partner, member, former member or other affiliate of such partnership or limited liability company, as the case may be, if (a) the transferee agrees in writing to be subject to the terms of this Warrant; and (b) the Holder delivers notice of such transfer to the Company. The rights and obligations of the Company and the Holder under this Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees.

         8. LOSS OR MUTILATION. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

         9. RESERVATION OF WARRANT STOCK. If at any time the number of authorized but unissued shares of the Warrant Stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all such corporate action as may be necessary to increase its authorized but unissued shares of Warrant Stock to such number of shares of Warrant Stock as shall be sufficient for such purpose.

         10. GOVERNING LAW. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Washington, without giving effect to its conflicts of law principles. All disputes between the parties hereto, whether sounding in contract, tort, equity or otherwise, shall be resolved only by state and federal courts located in Spokane, Washington, and the courts to which an appeal therefrom may be taken. All parties hereto waive any objections to the location of the above referenced courts, including but not limited to any objection based on lack of jurisdiction, improper venue or forum non conveniens.

         11. HEADINGS. The headings and captions used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

         12. NOTICES. Any request, consent, notice or other communication required or permitted under this Warrant shall be in writing and shall be deemed duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address indicated for such party on the signature pages of the Purchase Agreement. Any party may, at any time, by providing ten days' advance notice to the other party hereto, designate any other address in substitution of the address established pursuant to the foregoing.

         13. AMENDMENT; WAIVER. Any term of this Warrant may be amended, and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

         14. SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         15. TERMS BINDING. By acceptance of this Warrant, the Holder accepts and agrees to be bound by all the terms and conditions of this Warrant.

         16. VALID ISSUANCE; TAXES. All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be


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

required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Warrant Stock in any name other than that of the Holder of this Warrant.

         17. REGISTRATION RIGHTS. All shares of Warrant Stock issuable upon exercise of this Warrant shall be deemed to be "Registrable Securities" or such other definition of securities entitled to registration rights pursuant to the Investors' Rights Agreement dated as of December 22, 2000, by and among the Company, the Holder and certain other Investors, and are entitled, subject to the terms and conditions of that agreement, to all registration rights granted to holders of Registrable Securities thereunder.

         18. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Warrant Stock upon exercise of this Warrant.

                   [Signature appears on the following page.]

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the date and year set forth below.


Dated:  June 14, 2001                               SVI Solutions, Inc.



                                                    By:
                                                          ----------------------
                                                    Name:
                                                          ----------------------
                                                    Title:
                                                          ----------------------







                           [SIGNATURE PAGE TO WARRANT]

                                    EXHIBIT 1
                                    ---------

                              FORM OF SUBSCRIPTION
                              --------------------
                  (To be signed only upon exercise of Warrant)

To: SVI Solutions Inc.

         (1) Check the box that applies and the provide the necessary information:

         |_| CASH PAYMENT ELECTION. The undersigned Holder hereby elects to purchase _____________ shares of Common Stock of SVI Solutions, Inc. (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         |_| NET EXERCISE ELECTION. The undersigned Holder elects to convert the Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 2.6 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of SVI Solutions, Inc. (the "Warrant Stock") covered by the Warrant.

         (2) In exercising the Warrant, the undersigned Holder hereby makes the representations and warranties set forth on Appendix A hereto as of the date hereof.

         (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:



___________________________________         ____________________________________
(Name)                                      (Name)


___________________________________         ____________________________________
(Address)                                   (Address)


___________________________________         ____________________________________
(City, State, Zip Code)                     (City, State, Zip Code)


___________________________________         ____________________________________
(Federal Tax Identification Number)         (Federal Tax Identification Number)


___________________________________         ____________________________________
(Date)                                      (Signature of Holder)

                                   Appendix A
                            INVESTMENT REPRESENTATION

The undersigned, _____________________ (the "Holder"), intends to acquire shares of Common Stock (the "Common Stock") of SVI Solutions, Inc. (the "Company") from the Company pursuant to the exercise or conversion of a Warrant to purchase Common Stock held by the Holder. The Common Stock will be issued to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

(a) The Holder is acquiring the Common Stock for its own account, to hold for investment, and the Holder shall not make any sale, transfer or other disposition of the Common Stock in violation of the Securities Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

(b) The Holder has been advised that the Common Stock has not been registered under the Securities Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on the Holder's representations set forth herein.

(c) The Holder has been informed that under the Securities Act, the Common Stock must be held indefinitely unless it is subsequently registered under the Securities Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by the Holder of the Common Stock. The Holder further agrees that the Company may refuse to permit the Holder to sell, transfer or dispose of the Common Stock (except as permitted under Rule 144) unless there is in effect a registration statement under the Securities Act and any applicable state securities laws covering such transfer, or unless the Holder furnishes an opinion of counsel reasonably satisfactory to counsel for the Company to the effect that such registration-is not required.

The Holder also understands and agrees that there will be placed on the certificate(s) for the Common Stock or any substitutions therefor, a legend stating in substance:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. These shares have been acquired for investment purposes and may not be sold or otherwise transferred in the absence of an effective registration statement for these shares under the Securities Act and applicable state securities laws or an opinion of counsel satisfactory to the Company that registration is not required and that an applicable exemption is available."


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